Exhibit 10.1
FIFTH AMENDMENT
TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 5, 2012 and is entered into by and among SITEL, LLC, a Delaware limited liability company (the “U.S. Borrower”), CLIENTLOGIC HOLDING LIMITED, a company incorporated in England and Wales under company number 3530981 (the “UK Borrower”), SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), an Ontario corporation (the “Canadian Borrower” and collectively with the U.S. Borrower and the UK Borrower, the “Borrowers”), SITEL WORLDWIDE CORPORATION (f/k/a ClientLogic Corporation), a Delaware corporation (“Holdings”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders, the Canadian Revolving Lenders, UK Revolving Lenders and U.S. Revolving Lenders listed on the signature pages hereto, the Canadian Dollars Swing Lien Lender, the U.S. Dollars Swing Line Lender, and, for purposes of Section IV hereof, the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AGREEMENT dated as of January 30, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrowers, Holdings, the subsidiaries of the Borrowers named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Credit Parties have requested that the Requisite Lenders, each Canadian Revolving Lender, UK Revolving Lender and U.S. Revolving Lender, the Canadian Dollars Swing Line Lender and the U.S. Dollars Swing Line Lender, agree to amend certain provisions of the Credit Agreement and the Guaranty as provided for herein; and
WHEREAS, subject to certain conditions, the Requisite Lenders, each Canadian Revolving Lender, UK Revolving Lender and U.S. Revolving Lender, the Canadian Dollars Swing Line Lender and the U.S. Dollars Swing Line Lender are willing to agree to such amendments relating to the Credit Agreement and the Guaranty.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1.3 of the Credit Agreement: Prepayments.
Section 1.3(b)(v) of the Credit Agreement is hereby amended by deleting the parenthetical

“(excluding, in each case, (x) repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments and (y) any repayments funded with the proceeds of the Senior Notes on the Third Amendment Effective Date)” set forth therein and inserting in lieu thereof the following parenthetical:

“(excluding, in each case, (x) repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments, (y) any repayments funded with the proceeds of the Senior Notes on the Third Amendment Effective Date and (z) any repayments funded with the proceeds of the Senior Secured Notes on the Fifth Amendment Effective Date)”

1.2	Amendments to Section 5.10 of the Credit Agreement: Future Credit Parties.
(a)     Section 5.10(b) of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:
“No Foreign Subsidiary domiciled under the laws of a jurisdiction other than those in which one or more other Credit Parties are domiciled shall become a Guarantor unless the Borrowers have provided the Collateral Agent with at least 30 days’ prior written notice thereof (or such shorter period as the Collateral Agent may agree to in its sole discretion) and the Collateral Agent has not been furnished with advice that acceptance of a Guaranty from such Person is reasonably likely to present legal, regulatory or other risks that are material. As of the Fifth Amendment Effective Date, the Collateral Agent has not been furnished with advice that acceptance of a Guaranty from any Person organized in any jurisdiction set forth on Schedule 5.10 hereto is reasonably likely to present legal, regulatory or other risks that are material.”
(b)    Section 5.10(c) of the Credit Agreement is hereby amended by amending and restating clause (iv) of such Section in its entirety to read as follows:
“(iv) execute or deliver any Collateral Document with respect to any Subsidiary (A) that is an Immaterial Subsidiary (except as otherwise required by Section 5.16), (B) if Holdings has been advised by legal counsel that it is legally impermissible or inadvisable to deliver such Collateral Document with respect to such Subsidiary, (C) if Holdings and the Collateral Agent reasonably determine that the cost of obtaining any Collateral Document with respect to such Subsidiary outweighs the practical benefit afforded thereby, or (D) the Collateral Agent has been furnished with advice that acceptance of such Collateral Document is reasonably likely to present legal, regulatory or other risks that are material.”

1.3	Amendments to Section 5.16 of the Credit Agreement: Credit Parties.
Section 5.16 of the Credit Agreement is hereby amended by inserting “(a)” at the beginning thereof and adding the following new clause (b) immediately after clause (a) thereof:
“(b)    If so requested by the U.S. Borrower by written notice to the Administrative

Agent, Holdings may cause an Immaterial Subsidiary to become a Guarantor in connection with which it shall provide security in compliance with the provisions of Section 5.10, subject to the final two sentences of Section 5.10(b) and the terms of Section 5.10(c) (without regard to clause (iv)(A) thereof).”

1.4	Amendments to Section 6.1 of the Credit Agreement: Mergers, Subsidiaries, Etc.
(a)    Section 6.1 of the Credit Agreement is hereby amended by amending and restating the first paragraph of such Section in its entirety to read as follows:
“No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise, (x) acquire any Subsidiary, or (y) merge or amalgamate with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person, except:”
(b)    Section 6.1 of the Credit Agreement is hereby amended by deleting the “and” appearing at the end of clause (vi) thereof, inserting “and” at the end of clause (vii) thereof and adding the following new clause (viii) immediately after clause (vii) thereof:
“(viii)    Holdings and any Subsidiary of Holdings may form Subsidiaries;”

1.5	Amendments to Section 6.3 of the Credit Agreement: Indebtedness.
(a)    Section 6.3(a)(ix) of the Credit Agreement is hereby amended by deleting the following provision thereof”:
“such Indebtedness owed to Persons other than Credit Parties of any Foreign Subsidiary organized in France or any Subsidiary owned directly or indirectly by any Foreign Subsidiary organized in France shall not exceed $5,000,000 in the aggregate at any one time outstanding, and (b)”.
(b)    Section 6.3(a) of the Credit Agreement is hereby amended by amending and restating clause (xix) of such Section in its entirety to read as follows:
“(xix)    (A) unsecured Indebtedness of Credit Parties, (B) Indebtedness of Credit Parties secured by Liens that are subject to subordination provisions or an intercreditor agreement in form and substance reasonably acceptable to Administrative Agent or (C) Indebtedness of Credit Parties secured by Liens that are pari passu with the Liens securing the Obligations that are subject to an intercreditor agreement or other Lien priority sharing agreement in form and substance reasonably acceptable to Administrative Agent, provided that, in the case of clauses (xix)(A), (xix)(B) and (xix)(C), (w) with respect to up to $200,000,000 of the issuance of Senior Secured Notes on the Fifth Amendment Effective Date, 100% of the net cash proceeds thereof (net of underwriting discounts, debt issuance and commitment fees and commissions associated therewith and with the Fifth Amendment and other reasonable costs and expenses associated therewith and with the Fifth

Amendment, including reasonable legal fees and expenses) (“Net Bond Proceeds”) shall be applied first, to prepay in full all then outstanding Original Term Loans, together with all accrued interest with respect thereto, second, to repay in full all then outstanding Revolving Loans (without an accompanying permanent reduction of Revolving Commitments or Swing Line Commitments) and third, may remain as cash on the balance sheet of the U.S. Borrower to be applied in accordance with Section 1.4 hereof and otherwise subject to the terms and conditions of this Agreement, (x) with respect to any issuance of Senior Secured Notes on the Fifth Amendment Effective Date in excess of $200,000,000, 100% of the Net Bond Proceeds remaining after the application of the proceeds thereof pursuant to clause (w) above shall be applied to prepay the outstanding principal of the Term Loans on a pro rata basis across tranches in direct order of maturity, (y) with respect to any issuance of Senior Secured Notes after the Fifth Amendment Effective Date, 100% of the Net Bond Proceeds shall be applied either (1) on a pro rata basis, (a) to refinance, repurchase or otherwise repay outstanding Senior Secured Notes and (b) to prepay the outstanding principal of the Term Loans on a pro rata basis across tranches in direct order of maturity or (2) to prepay the outstanding principal of the Term Loans on a pro rata basis across tranches in direct order of maturity and (z) in all other cases, such Indebtedness shall not exceed an aggregate principal amount outstanding at any time in excess of the amount of Revolving Commitments (both the utilized and unutilized portions thereof) that are being replaced therewith and/or the amount of Term Loans, as applicable, that are being refinanced therewith; provided further that, (1) immediately prior to, and after giving effect to, the incurrence of any such Indebtedness or the replacement of any such Revolving Commitments, no Default or Event of Default shall have occurred and be continuing, (2) Holdings and its Subsidiaries shall be in compliance with the covenants set forth in Section 6.9 on a pro forma basis after giving effect to the incurrence of any such Indebtedness or the replacement of any such Revolving Commitments, as applicable, as of the last day of the Fiscal Quarter most recently ended and (3) the stated maturity date of any such Indebtedness shall be no earlier than six months following the latest Term Loan Maturity Date.”

1.6	Amendments to Section 6.7 of the Credit Agreement: Liens; Restrictive Agreements.
Section 6.7 of the Credit Agreement is hereby amended by amending and restating clause (ii) of such Section in its entirety to read as follows:

“(ii) contained in any agreement governing any Indebtedness permitted by clause (i) of Section 6.3(a) (as to the assets financed with the proceeds of such Indebtedness) or clause (xvii) of Section 6.3(a) (to the extent limited to the accounts receivable Disposed of),”

1.7	Amendments to Section 6.8 of the Credit Agreement: Sale of Equity Interests and Assets.
Section 6.8 of the Credit Agreement is hereby amended by amending and restating clause (o) of such Section in its entirety to read as follows:

“(o) Dispositions by the Borrowers or any Subsidiaries of the Borrowers of accounts receivable pursuant to factoring arrangements to the extent that the face value of the receivables Disposed for all such Borrowers and Subsidiaries of the Borrowers does not exceed $30,000,000 in the aggregate per month.”

1.8	Amendments to Section 6.13 of the Credit Agreement: Holding Company.
Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“6.13    Restrictions on Activities of Holding Company, Senior Notes Co-Issuer(s) and Senior Secured Notes Co-Issuer(s).

(a)    Holdings shall not engage in any trade or business, other than acting as a holding company and other activities ancillary thereto. Holdings shall not own any assets (other than Equity Interests of its Subsidiaries and Intellectual Property it owns as of the Closing Date) or incur any Indebtedness or Guaranteed Indebtedness (other than the Obligations and as otherwise permitted under Section 6.3(a)(v), (a)(vi), (a)(x), (a)(xii), (a)(xv), (a)(xviii) and (a)(xix); and
(b)    No Senior Notes Co-Issuer or Senior Secured Notes Co-Issuer shall: (i) incur any Indebtedness (including Indebtedness permitted by Section 6.3(a)(xvi)) or any other direct obligation or liability whatsoever other than its obligations under the Senior Notes, the Senior Secured Notes, the Obligations and any other Indebtedness incurred pursuant to Section 6.3(a)(xix); (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than Liens securing the Obligations, Liens permitted by clause (aa) of the definition of Permitted Encumbrances and other Liens created by operation of law; (iii) engage in any business or activity or own any assets other than performing obligations and activities incidental thereto under the Senior Notes, the Senior Secured Notes and the Loan Documents; (iv) consolidate with or merge with or into, or convey, transfer, lease or license all or substantially all its assets to any Person; (v) create or acquire any Subsidiary or make or own any Investment in any Person; or (vi) fail to be a corporation under the laws of the State of Delaware. Notwithstanding the foregoing, a Senior Notes Co-Issuer or a Senior Secured Notes Co-Issuer may be a co-obligor (or a guarantor) with respect to Indebtedness permitted to be incurred under Section 6.3(a)(xviii) or Section 6.3(a)(xix) if the U.S. Borrower is also a primary obligor of such Indebtedness and the net proceeds of such Indebtedness are received by the U.S. Borrower or one or more of the U.S. Borrower’s Subsidiaries other than the Senior Notes Co-Issuer or the Senior Secured Notes Co-Issuer, as applicable. At any time after the U.S. Borrower or any successor to the U.S. Borrower is a corporation, the Senior Notes Co-Issuer or the Senior Secured Notes Co-Issuer may consolidate or merge with or into the U.S. Borrower or any Subsidiary of the U.S. Borrower.”

1.9	Amendments to Section 6.14 of the Credit Agreement: Amendments or Waivers with respect to Senior Notes and Senior Secured Notes.

Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“6.14    Amendments or Waivers with respect to Senior Notes and Senior Secured Notes. No Credit Party shall, nor shall it permit any of its Subsidiaries to amend or otherwise change the terms of the Senior Notes or the Senior Secured Notes if the effect of such amendment or change is to shorten the Weighted Average Life to Maturity of the Senior Notes or the Senior Secured Notes or change (to earlier dates) any dates upon which payments of principal or interest are due thereon, except, (a) in the case of the Senior Notes, to the extent that prepayment thereof is being made with the proceeds of Senior Notes issued pursuant to clause (a)(ii) of the proviso to Section 6.3(a)(xviii) and (b) in the case of the Senior Secured Notes, to the extent that prepayment thereof is being made with the proceeds of Senior Secured Notes issued pursuant to clause (y) of the proviso in Section 6.3(a)(xix).”

1.10	Amendments to Annex A of the Credit Agreement: Definitions.
A.        Annex A of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of April 5, 2012, among the Borrowers, Holdings, Administrative Agent and the Lenders and the Guarantors listed on the signature pages thereto.
“Fifth Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the Fifth Amendment.
“Net Bond Proceeds” has the meaning ascribed in Section 6.3(a)(xix).
“Senior Secured Indenture” means the indenture governing the Senior Secured Notes entered into on the Fifth Amendment Effective Date by and among Holdings, the U.S. Borrower, as co-issuer, the Senior Secured Notes Co-Issuer, as co-issuer, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, as amended, supplemented, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time in accordance with Section 6.14.
“Senior Secured Notes” means (i) the senior secured notes in an original principal amount of up to $200,000,000 (as may be increased on or before the Fifth Amendment Effective Date) issued by the U.S. Borrower and the Senior Secured Notes Co-Issuer pursuant to the Senior Secured Indenture and (ii) any other secured notes issued by Holdings, the U.S. Borrower and the Senior Secured Notes Co-Issuer pursuant to the Senior Secured Indenture, including any supplement thereto; provided that (a) no such Senior Secured Notes shall mature earlier than, or require any scheduled amortization or other scheduled prepayments of principal, sinking fund payments, repurchases or redemptions of principal prior to, the date that is one hundred eighty days following the final Term Loan Maturity Date at the time such Senior Secured Notes are incurred and (b) no Subsidiary of Holdings that is not a Credit Party shall guarantee such Senior Secured Notes.
“Senior Secured Notes Co-Issuer” shall mean Sitel Finance Corp., a Delaware corporation and any other first-tier Subsidiary of Holdings (other than the U.S. Borrower) that is a co-issuer of Senior Secured Notes.
B.    The definition of “Canadian Dollars Swing Line Commitment” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Canadian Dollars Swing Line Commitment” means, as to the Canadian Dollars Swing Line Lender, the commitment of the Canadian Dollars Swing Line Lender to make Canadian Dollars Swing Line Advances in an amount equal to $10,000,000, which commitment constitutes a subfacility of the Canadian Revolving Commitment.
C.    The definition of “Permitted Joint Venture” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Joint Venture” means (i) CLI3L, ClientLogic Philippines, Sitel India Limited, Sitel de Columbia SA, Grupo Sitel de Mexico SA de CV, Sitmex USA, LLC (the owner of 100% of the Equity Interests of Sitel Panama, SA) and (ii) Investments permitted by Section 6.2 in any other Person that is a “Qualifying Person” (as defined below) to the extent that, without regard to director’s qualifying shares and investments by foreign nationals mandated by applicable local foreign laws, which interests shall be disregarded for purposes of these calculations: (x) Holdings and its Subsidiaries do not own, legally or beneficially, more than 50% of the Equity Interests having ordinary voting power of such Person, and (y) 50% or more of the Equity Interests having ordinary voting power of such Person are legally and beneficially owned by a Person or Persons not affiliated with Holdings. For purposes of this definition, a “Qualifying Person” is any Person (a) that is organized or incorporated under the laws of a jurisdiction other than the United States of America or its political subdivisions or (b) which is, or within one year after its formation becomes, a “Minority Business Enterprise” or other similar enterprise or entity, as certified by the National Minority Supplier Development Council, Inc. or its regional councils or divisions or other similarly recognized successor certification body. U.S. Borrower may, upon 30 days’ notice to the Administrative Agent, re-designate as a Foreign Subsidiary (to the extent such Person otherwise qualifies as a Foreign Subsidiary) any such Person who was before such re-designation a Qualifying Person pursuant to clause (a) of the definition thereof, and from and after the passing of such notice period such Permitted Joint Venture will be treated as a Foreign Subsidiary for all purposes hereunder. In the event a Person who is a Qualifying Person pursuant to clause (b) of the definition thereof loses its certification as a Minority Business Enterprise, the U.S. Borrower shall take all commercially reasonable efforts to dissolve or divest itself of such Person and so long as such efforts are being diligently pursued such Person shall be deemed to not be a Subsidiary for any purpose hereunder.

D.    The definition of “Subsidiary” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Equity Interests whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which an aggregate of more than 50% of the outstanding Equity Interests having ordinary voting power (irrespective of whether, at the time, Equity Interests of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of Holdings. No Permitted Joint Venture shall be considered to be a Subsidiary of Holdings or the U.S. Borrower or any of their respective Subsidiaries for purposes hereof except as set forth in the definition of Permitted Joint Venture.
E.    The definition of “U.S. Dollars Swing Line Commitment” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“U.S. Dollars Swing Line Commitment” means, as to the U.S. Dollars Swing Line Lender, the commitment of the U.S. Dollars Swing Line Lender to make U.S. Dollars Swing Line Advances in an amount equal to $20,000,000, which commitment constitutes a subfacility of the U.S. Revolving Commitment of the U.S. Dollars Swing Line Lender.
F.    Clause (b) of the definition of Adjusted EBITDA set forth in Annex A of the Credit Agreement is hereby amended by deleting the provision “to the extent deducted in determining Net Income, the sum of” set forth therein and inserting in lieu thereof the following provision:
“to the extent deducted in determining Net Income, the sum, without duplication, of”
G.    Clause (b)(xvi) of the definition of Adjusted EBITDA set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(xvi) any losses resulting from any currency fluctuations in connection with (A) the prepayment of Term Loans with the proceeds of the Senior Notes and (B) the prepayment of Term Loans and/or Revolving Loans with the proceeds of the Senior Secured Notes”

H.    Clause (b) of the definition of “Canadian Revolving Commitment” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) as to all Canadian Revolving Lenders, the aggregate commitment in U.S. Dollars of all Canadian Revolving Lenders to make Canadian Revolving Credit Advances or incur Canadian Letter of Credit Obligations, which aggregate commitment shall be $10,000,000 on the Fifth Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.”
I.    Clause (b) of the definition of “UK Revolving Commitment” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) as to all UK Revolving Lenders, the aggregate commitment in U.S. Dollars of all UK Revolving Lenders to make UK Revolving Credit Advances or incur UK Letter of Credit Obligations, which aggregate commitment shall be $0 on the Fifth Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.”
J.    Clause (b) of the definition of “U.S. Revolving Commitment” set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) as to all U.S. Revolving Lenders, the aggregate commitment in U.S. Dollars of all U.S. Revolving Lenders to make U.S. Revolving Credit Advances or incur U.S. Letter of Credit Obligations, which aggregate commitment shall be $75,000,000 on the Fifth Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.”

1.11	Amendments to Annex F of the Credit Agreement: Financial Covenants.
A.    Annex F is hereby amended by deleting the portion of the chart in paragraph (b) commencing with the four Fiscal Quarter period ended March 31, 2012 in its entirety and replacing it with the following:

Four Fiscal Quarter Period Ended	Interest Coverage Ratio
March 31, 2012	1.45:1.00
June 30, 2012	1.45:1.00
September 30, 2012	1.45:1.00
December 31, 2012	1.50:1.00
March 31, 2013	1.50:1.00
June 30, 2013	1.50:1.00
September 30, 2013	1.55:1.00
December 31, 2013	1.55:1.00
March 31, 2014	1.55:1.00
June 30, 2014	1.55:1.00
September 30, 2014	1.60:1.00
December 31, 2014	1.60:1.00
March 31, 2015	1.65:1.00
June 30, 2015	1.70:1.00
September 30, 2015	1.70:1.00
December 31, 2015	1.70:1.00
March 31, 2016	1.80:1.00
June 30, 2016	1.80:1.00
September 30, 2016	1.80:1.00
December 31, 2016	1.80:1.00

B.     Annex F is hereby amended by deleting the portion of the chart in paragraph (c) commencing with the four Fiscal Quarter period ended March 31, 2012 in its entirety and replacing it with the following:

Four Fiscal Quarter Period Ended	Senior Secured Leverage Ratio
March 31, 2012	3.85:1.00
June 30, 2012	3.85:1.00
September 30, 2012	3.85:1.00
December 31, 2012	3.75:1.00
March 31, 2013	3.75:1.00
June 30, 2013	3.75:1.00
September 30, 2013	3.60:1.00
December 31, 2013	3.60:1.00
March 31, 2014	3.40:1.00
June 30, 2014	3.40:1.00
September 30, 2014	3.30:1.00
December 31, 2014	3.30:1.00
March 31, 2015	3.20:1.00
June 30, 2015	3.20:1.00
September 30, 2015	3.00:1.00
December 31, 2015	3.00:1.00
March 31, 2016	2.90:1.00
June 30, 2016	2.90:1.00
September 30, 2016	2.70:1.00
December 31, 2016	2.70:1.00

C.    The proviso set forth in the last paragraph of Annex F is hereby amended and restated in its entirety to read as follows:
“provided, that (A) solely for purposes of determining the Senior Secured Leverage Ratio for the Fiscal Quarter ending March 31, 2010 (and any financial calculations required to be made or included within such ratio), the issuance of the Senior Notes (and related repayment of Loans required pursuant to Section II.E of the Third Amendment) will be given pro forma effect as if it had been consummated on the last day of such Fiscal Quarter and (B) solely for purposes of determining the Senior Secured Leverage Ratio for the Fiscal Quarter ending March 31, 2012 (and any financial calculations required to be made or included within such ratio), the issuance of the Senior Secured Notes (and related repayment of Loans required pursuant to Section II.D. of the Fifth Amendment) will be given pro forma effect as if it had been consummated on the last day of such Fiscal Quarter.”

1.12	The Credit Agreement is hereby amended by adding a new Schedule 5.10 thereto in the form of Exhibit II to this Amendment.

1.13	Amendments to Annex I of the Guaranty: Form of Assumption Agreement.
A.    Annex I of the Guaranty is hereby amended and restated in its entirety in the form attached as Exhibit I hereto.

SECTION II.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”) and the modifications to the terms of the Credit Agreement set forth in Section I hereof shall thereafter be effective and accordingly the Borrowers will not have any obligation to comply with the terms of Section 6.9 of the Credit Agreement as such provisions existed prior to giving effect to this Amendment but instead will be obligated to comply with the terms of Section 6.9 of the Credit Agreement as amended by this Amendment:
A.    Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Borrowers and all Guarantors, (ii) (x) consent and authorization from the Requisite Lenders to execute this Amendment on their behalf or (y) a counterpart signature of this Amendment duly executed by the Requisite Lenders and (iii) a counterpart signature of this Amendment duly executed by each Canadian Revolving Lender, UK Revolving Lender and U.S. Revolving Lender, the Canadian Dollars Swing Line Lender and the U.S. Dollars Swing Line Lender.
B.    Fees. Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, without limitation, (i) in immediately available funds, for the account of each consenting Lender that has evidenced its agreement hereto by 5:00 PM (New York time) on or before April 5, 2012, (a) to the Lenders holding outstanding Original Term Loans (prior to giving effect to any Original Term Loans prepaid on the Fifth Amendment Effective Date), a non-refundable consent fee in an amount equal to 0.075% of the aggregate of such Lender’s Original Term Loans outstanding as of the date hereof (prior to giving effect to any Original Term Loans prepaid on the Fifth Amendment Effective Date) and (b) to the Lenders holding outstanding Extended Term Loans and Revolving Commitments, a non-refundable consent fee in an amount equal to 0.50% of the aggregate of such Lender’s Extended Term Loans and Revolving Commitments (whether used or unused) outstanding as of the date hereof and (ii) to the extent invoiced to the Borrowers, reimbursement or other payment of all out-of-pocket expenses (including the reasonable fees and expenses of Latham & Watkins LLP) required to be reimbursed or paid by Holdings or any of the Borrowers hereunder, any other Loan Document or any separate agreements entered into between Holdings, the Borrowers and Administrative Agent.
C.    Issuance of Senior Secured Notes. The issuance and sale of the Senior Secured Notes shall have been consummated, or shall be consummated simultaneously with the effectiveness of this Amendment.
D.    Prepayment of Loans. Concurrently with the effectiveness of this Amendment, (a)

the Borrowers shall have applied 100% of the cash proceeds of the issuance of the Senior Secured Notes (net of underwriting discounts, debt issuance and commitment fees and commissions associated therewith and with the Fifth Amendment and other reasonable costs and expenses associated therewith and with the Fifth Amendment, including reasonable legal fees and expenses) as set forth in Section 1.5(b) and (b) the Borrower shall have repaid in full all outstanding UK Revolving Loans.
E.    Necessary Consents. Each Credit Party shall have obtained all material consents, including the approvals of its board of directors or similar governing body, necessary or advisable in connection with the transactions contemplated by this Amendment.

SECTION III.	REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents to which it is a party.
B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Credit Party.
C.    No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents to which it is a party: (a) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, memorandum or articles of association (or equivalent) as applicable; (b) do not violate any applicable law or regulation, or any order or decree of any court or Governmental Authority except where such violation would not reasonably be expected to have a Material Adverse Effect; (c) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (d) do not result in the creation or imposition of any Lien upon any material property of such Person other than those in favor of Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Loan Documents other than Liens permitted under the Credit Agreement; and (e) do not require the consent or approval of any Governmental Authority, other than those that have been (or will be within any applicable statutory time limits) duly obtained, made or complied with prior to the Fifth Amendment Effective Date.

D.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section III of the Amended Agreement are and will be true and correct in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
E.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.
(iii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iv)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
B.    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting creditors’ rights generally and (b) the application of the general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in equity or at law).
C.    Disclosure. Holdings, the Borrowers and the Administrative Agent hereby each advises the Lenders that an affiliate of GSCP is party to an Interest Rate Protection Agreement with one or more of the Borrowers. In such transaction, such affiliate of GSCP is acting solely as a principal (including with respect to any rights and remedies thereunder) and is not in any way acting as an agent or fiduciary for the Borrowers, Holdings or the Lenders, the Administrative Agent or any other person in connection therewith.
D.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
E.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

F.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
G.    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWER:	SITEL, LLC

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

UK BORROWER:	CLIENTLOGIC HOLDING LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

CANADIAN BORROWER	SITEL CANADA CORPORATION

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

HOLDINGS:	SITEL WORLDWIDE CORPORATION

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Global Chief Financial Officer

GUARANTORS:	SITEL OPERATING CORPORATION

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SERVICE ZONE HOLDINGS, LLC

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

CATALOG RESOURCES, INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL INTERNATIONAL HOLDINGS, INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

1293219 ONTARIO INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

1293220 ONTARIO INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL MEXICO S.A. DE C.V.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

CLIENTLOGIC (UK) HOLDING LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

CLIENTLOGIC LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

CLIENTLOGIC (UK) LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL INTERNATIONAL, LLC

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

NA LIQUIDATING COMPANY, INC. (F/K/A NATIONAL ACTION FINANCIAL SERVICES, INC.)

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Director

SITEL CUSTOMER CARE, INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL TELESERVICES CANADA, INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL (BVI) INTERNATIONAL, INC.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL EUROPE LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL UK LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL NEW ZEALAND LIMITED

By: /s/ Steven Barker ______________
Name: Steven Barker
Title: Director

CLIENTLOGIC B.V.

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SYSTEMS INTEGRATED TELEMARKETING NETHERLANDS B.V.

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL GMBH

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SRM INKASSO GMBH

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL IBERICA TELESERVICES, S.A.U.

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL BELGIUM NV

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL FINANCE CORP.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL PANAMA, S.A.

By: /s/ Patrick Tolbert______________
Name: Patrick Tolbert
Title: Chief Financial Officer

SITEL PHILIPPINES CORPORATION

By: /s/ Steven Barker ______________
Name: Steven Barker
Title: Director

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and U.S. Dollars Swing Line Lender

By: /s/ Gabe Jacobson_________________
Authorized Signatory

EXHIBIT I

ANNEX I TO GUARANTY

FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [●], [●], made by [●], a [●] (the “Additional Guarantor”), in favor of GOLDMAN SACHS CREDIT PARTNERS L.P. as Administrative Agent (the “Administrative Agent”) for itself and for each other Agent (such capitalized term and all other capitalized terms used herein, including in this preamble and in the recitals set forth below, shall have the meanings assigned to them in the Credit Agreement referred to below, unless otherwise defined herein), each L/C Issuer, Lender and Lender Counterparty (collectively, the “Beneficiaries” and each a “Beneficiary”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated January 30, 2007, by and among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”); CLIENTLOGIC HOLDING LIMITED, a company organized under the laws of England and Wales (“UK Borrower”); SITEL CANADA CORPORATION, an Ontario Corporation (“Canadian Borrower”; Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”); the other Credit Parties signatory thereto from time to time; the Persons signatory thereto from time to time as Lenders; GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent and Collateral Agent and GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), Lenders have agreed to make Loans to, and the L/C Issuers have agreed to incur Letter of Credit Obligations for the benefit of Borrowers;
WHEREAS, the Additional Guarantor desires to become a party to the Guaranty; and
WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty.
NOW, THEREFORE, IT IS AGREED:
1.Guaranty. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 3 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. Each Additional Guarantor makes on behalf of itself and each of its subsidiaries, on the date of each Advance, the representations and warranties as to each Additional Guarantor contained in the Credit Agreement, in each case to the extent applicable to it and its subsidiaries, and each Additional Guarantor agrees on behalf of itself and each of its subsidiaries to comply with the covenants as to each Additional Guarantor contained in the Credit Agreement, in each case to the extent applicable to it and its subsidiaries, such representations, warranties and covenants are incorporated in to the Guaranty by reference. The Additional Guarantor hereby represents and warrants that (a) each of the representations and warranties contained in Section 2 of the Guaranty is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date and (b) to the best of its knowledge, neither the Additional Guarantor nor any of its Affiliates (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law, including, without limitation, under (w) the Currency and Foreign Transactions Reporting Act, as amended (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), (x) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto, (y) the USA PATRIOT Act of 2001 (31 U.S.C. 5318 et seq, as amended) or (z) the Proceeds of Crime (money laundering) and Terrorist Financing Act (Canada), in each case, as amended (collectively, “AML Laws”), (ii) has been assessed civil penalties under any AML Laws or (iii) has had any of its funds seized or forfeited in an action under any AML Laws.  The Additional Guarantor has taken and will take reasonable measures to ensure that it is and will continue to be in compliance in all material respects with all applicable current and future AML Laws.  The Additional Guarantor agrees that it will not knowingly use any funds that constitute or are derived from the proceeds of illegal activity to repay its obligations under the Guaranty, or any portion thereof.
2.GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY THE LAWS EXPRESSLY PROVIDED IN THE CREDIT AGREEMENT.
[Signature page follows]
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GUARANTOR]
By:            Name:
    Title:
Acknowledged and accepted:

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent

By:
    Authorized Signatory

EXHIBIT II

SCHEDULE 5.10

1.	Nicaragua

2.	Chile

3.	Brazil

4.	Portugal

5.	France

6.	Columbia